Investments in and advances to Equity Accounted Investments	12 Months Ended
Dec. 31, 2017
Equity Method Investments and Joint Ventures [Abstract]
Investments in and advances to Equity Accounted Investments
Investments in and advances to Equity Accounted Investments

	Year Ended December 31,
	2017 $	2016 $
High-Q Joint Venture	24,546	22,025
Tanker Investments Ltd.	—	47,710
Gemini Tankers L.L.C.	914	916
Total	25,460	70,651

a.
The Company has a joint venture arrangement with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong), whereby the Company has a 50% economic interest in the High-Q joint venture, which is jointly controlled by the Company and Wah Kwong. The High-Q joint venture owns one VLCC, which is trading on a fixed time charter-out contract expiring in the second quarter of 2018. Under the contract, the vessel earns a fixed daily rate and an additional amount if the daily rate of any sub-charter earned exceeds a certain threshold.

As at December 31, 2017, the High-Q joint venture has a loan outstanding with a financial institution with a balance of $42.7 million (December 31, 2016 - $48.5 million). The loan is secured by a first-priority mortgage on the VLCC owned by the High-Q joint venture and 50% of the outstanding loan balance is guaranteed by the Company. The High-Q joint venture has an interest rate swap agreement with a notional amount of $42.7 million that expires in June 2018, 50% of which is guaranteed by the Company. The interest rate swap exchanges a receipt of floating interest based on 3-months LIBOR for a payment of a fixed rate of 1.47% every three months.

b.
In January 2014, the Company and Teekay formed TIL, a company whose shares were publicly traded on the Oslo Stock Exchange. TIL's primary business was to own and operate modern second-hand tankers. The Company purchased 2.5 million shares of common stock for $25.0 million and received a stock purchase warrant entitling it to purchase up to 750,000 additional shares of common stock of TIL (note 10 and 12c). The Company also received one preferred share, which entitled the Company to elect one Board member of TIL. The preferred share did not give the Company a right to any dividends or distributions of TIL.

In October 2014, the Company purchased an additional 0.9 million common shares of TIL on the open market. The common shares were acquired at a price of NOK 69 per share, or a purchase price of $10.0 million.
On May 31, 2017, the Company entered into a Merger Agreement to acquire the remaining 27.0 million issued and outstanding common shares of TIL, by way of a share-for-share exchange of 3.3 shares of Class A common stock of the Company for each of TIL common stock. Prior to the completion of the merger, the Company accounted for its 11.3% investment in TIL using the equity method. As the Company then accounted for its investment in TIL under the equity method, the Company was required to remeasure its previously held equity investment to fair value at the acquisition date. Based on the then pending transaction, the Company recognized an other than temporary impairment and remeasured its investment in TIL to fair value during the second quarter of 2017 based on the TIL share price at June 30, 2017, resulting in a write-down of $28.1 million presented in equity (loss) income on the consolidated statements of (loss) income. On November 27, 2017, the Company completed the merger with TIL and the Company remeasured its equity investment in TIL to fair value based on the relative share exchange value at the date of the acquisition, which resulted in the recognition of a gain of $1.4 million presented in equity (loss) income on the consolidated statements of (loss) income.
The stock purchase warrant was cancelled on completion of the merger. The stock purchase warrant was a derivative asset which had an estimated fair value of $nil as at December 31, 2017 (December 31, 2016 - $0.3 million).

c.
In August 2014, the Company purchased from Teekay a 50% interest in TTOL, which owns conventional tanker commercial management and technical management operations and directly administers four commercially managed tanker revenue sharing arrangements. Teekay retained the remaining 50% interest in TTOL.

On May 31, 2017, the Company acquired from Teekay Holdings Ltd., a wholly-owned subsidiary of Teekay, the remaining 50% interest in TTOL for $39.0 million, which included $13.1 million for assumed working capital (note 3). The Company issued approximately 13.8 million shares of the Company's Class B common stock to Teekay as consideration in addition to the working capital consideration of $13.1 million. As a result, the Company now consolidates TTOL and thus, all comparative periods have been retroactively adjusted to include TTOL on a consolidated basis (note 3) and TTOL's results are not included in the summary of equity accounted investment results below.
A condensed summary of the Company’s financial information for equity accounted investments (11.3% to 50.0% owned) shown on a 100% basis are as follows:

	As at December 31,
	2017 $	2016 $
Cash and cash equivalents	2,231	38,987
Other current assets	4,774	18,760
Vessels and equipment	83,417	815,961
Other non-current assets	—	20,558

Current portion of long-term debt	5,616	43,677
Other current liabilities	572	10,442
Long-term debt	36,645	367,201
Other non-current liabilities	19,207	25,540

	Year Ended December 31,
	2017 $	2016 $	2015 $
Revenues	107,691	169,631	234,398
Income from operations	11,640	62,998	112,542
Realized and unrealized gain (loss) on derivative instruments	26	(244)	(689)
Net (loss) income	(8,967)	39,536	85,647

For the year ended December 31, 2017, the Company recorded equity (loss) income of $(25.4) million (2016 - $7.7 million and 2015 – $11.5 million). Equity loss for the year ended December 31, 2017 is comprised of the Company’s share of net (loss) income from the High-Q joint venture, Gemini Tankers L.L.C. and from TIL for the period from January 1, 2017 until November 27, 2017, which includes an other than temporary impairment write-down of the investment in TIL (note 22). Equity income for the years ended December 31, 2016 and 2015 is comprised of the Company's share of net income from the High-Q joint venture, TIL and Gemini Tankers L.L.C.